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                                                                EXHIBIT 10.42.01

               FIRST AMENDMENT TO THE WESTCORP CAFETERIA PLAN WITH
              FLEXIBLE SPENDING ARRANGEMENT PARTICIPATION AGREEMENT

      THIS FIRST AMENDMENT TO THE WESTCORP CAFETERIA PLAN WITH FLEXIBLE SPENDING ARRANGEMENT PARTICIPATION AGREEMENT, among Westcorp, a California corporation, (hereinafter referred to as the "the Plan Sponsor"), and the following subsidiaries: Western Financial Associate Solutions, a California corporation, Western Financial Bank, a federally chartered savings bank, WFS Financial Inc., a California corporation, WestFin Insurance Agency, Inc., a California corporation, WFS Receivables Corporation, a Nevada corporation, and Westran Services corporation, a California corporation (each individually referred to as "Subsidiary" and collectively referred to as "Subsidiaries"), and the BENEFIT PLAN COMMITTEE, on behalf of the Westcorp Cafeteria Plan with Flexible Spending Arrangements (the "Plan"), is effective as of December 1, 2004.

                                    RECITALS

      WHEREAS, the parties have entered into a Westcorp Executive Deferral Plan V Participation Agreement, effective as January 1, 2004. ("Agreement"); and

      WHEREAS, the parties desire to amend the Agreement to include WFS Receivables Corporation 3, a California corporation, as a "Subsidiary" to the Agreement;

      WHEREAS, WFS Receivables Corporation 3 has been appoved as such by the Benefit Plan Committee pursuant to Section 10.2 of the Plan as an entity eligible to sponsor the Plan; and

      WHEREAS, WFS Receivables Corporation 3, pursuant to resolutions adopted by its Board of Directors, has accepted its designation as an entity eligible to sponson the Plan, and has specifically indicated its desire to adopt the Plan and be bound by its terms.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and in this Addendum and for other good and sufficient consideration, the Agreement is amended as follows:

                                    AGREEMENT

      WFS Receivables Corporation 3 is included as a Subsidiary to the Agreement effective as of December 1, 2004.

      Except as amended specifically herein, all terms and conditions of the Agreement shall remain in full force and effect.

      All capitalized terms not herein defined shall have the same meaning as set forth in the Agreement.

      This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below.

WESTCORP

By:_____________________________________       Date: ___________, 2004
   Thomas A. Wolfe, President

WESTERN FINANCIAL ASSOCIATE SOLUTIONS

By:_____________________________________       Date: ___________, 2004
   Karen Marchak, President

WESTERN FINANCIAL BANK

By:_____________________________________       Date: ___________, 2004
   Thomas A. Wolfe, President

WESTFIN INSURANCE AGENCY, INC.

By:_____________________________________       Date: ___________, 2004
   Thomas A. Wolfe, President

WFS RECEIVABLES CORPORATION

By:_____________________________________       Date: ___________, 2004
   John Coluccio, President

WESTRAN SERVICES CORPORATION

By:_____________________________________       Date: ___________, 2004
   Shelley M. Chase, President

WESTCORP EXECUTIVE DEFERRAL PLAN V

By:_____________________________________       Date: ___________, 2004
   Shaunna Monticelli on behalf of the
   Benefit Plan Committee for the Plan

WFS RECEIVABLES CORPORATION 3

By:_____________________________________       Date: ___________, 2004
   Keith Ford, Assistant Vice President